UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

10 Dixon Avenue
Woodstock, NY 12498
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

Miller/Howard

HIGH INCOME EQUITY FUND

Semi-Annual Report
April 30, 2020

* Please see first page of the report for important information regarding future delivery of shareholder reports.

HIE LISTED NYSE

Advised by Miller/Howard Investments, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (845) 679-9166 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling (845) 679-9166 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Shareholder Letter
7	Allocation of Portfolio Investments
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statement of Cash Flows
15	Financial Highlights
17	Notes to Financial Statements
28	Additional Information
31	Privacy Policy

April 30, 2020 | Semi-Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the “Fund”). Our goal for this Fund is to provide our Shareholders with a high level of income coupled with the potential for capital appreciation. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future.

Market Summary1

During the Fund’s fiscal semi-annual period—October 31, 2019 through April 30, 2020—the broad equity market fell. The S&P 500 Index lost -3.16% and the Russell 1000 Index lost -3.56% due to fallout from the novel coronavirus and the associated economic impacts.

The Russell 1000 Growth Index ended the period up, gaining +6.09%, while the Russell 1000 Value Index fell -13.66%. Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, underperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a loss of -6.33%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, lagged the broad market indices with total returns of -19.09%.

Is this 2008 all over again? 2020 has been a time of extremes and uncertainty. However, it isn’t 2008 because the financial system has remained intact, and that’s what’s needed for economic recovery. But it isn’t a trivial moment, to be sure.

Volatility is extreme by any measure. One has to go back to the 1930s to find analogs. Volume is equally extreme. Sentiment measures are extreme. Debt levels are extreme, and that’s not a good thing in a time of reduced cash flows. But like 2008, the government has gone into action to protect the economy. Observers were skeptical then, but the government was “on the case.” It was an anxious time, and investors feared for banks as the linchpin of the financial system, but slowly the various financial and fiscal programs gained traction, leading to one of the most durable bull markets of the modern era.

There is much we don’t know, including the duration of the pandemic. However, we have faith in our medical industries to eventually solve this problem—after all, hepatitis C, a virus, has been cured, and HIV, also a virus, has been effectively suppressed. The relevant scientists suggest that either cure or vaccine or both will be available within about a year or less.

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

1	Semi-Annual Report | April 30, 2020

The medical crisis will pass. The question is how much damage will it do to the economy during its period of acute infection? That is not something anyone can know at this point, but we suspect its reach will be broader and perhaps deeper than 2008. That doesn’t mean it will be worse for investors, since stocks tend to discount a recovery long in advance of reality. And banks, the aforementioned linchpin of the economy, are profoundly sounder than they were in 2008. The tools to restart stability and growth are there.

Portfolio Performance

During the Fund’s fiscal semi-annual period from October 31, 2019 through April 30, 2020, the net asset value (NAV) per share experienced a decrease of -30.73%, compared with the S&P 500’s -3.16% loss, on a total return basis. The market price of the Fund can sell at a premium or discount to NAV. The Fund’s market price (NYSE) return was -49.79%, and the Fund’s market total return (NYSE with dividends reinvested) was -45.92% for the fiscal semi-annual period. On the last day of the period, the Fund was trading at a -12.94% discount to NAV.

High-yielding stocks2 underperformed in the period. Looking at dividend-paying stocks sorted by dividend yield, the highest yielding 30% of stocks returned -24.22%, underperforming the -3.16% return for S&P 500 Index. Our significant overweight allocation to high-yielding stocks relative to the S&P 500 Index detracted from the Fund’s performance.

By individual holdings, the top stock contributors and detractors during the semi-annual period were diverse. Biotechnology company Gilead Sciences (GILD) was the top contributor to absolute returns. A leading biopharmaceutical company specializing primarily in HIV/AIDS, hepatitis, and cancer, Gilead benefitted from optimism around its drug, remdesivir, that has been shown to reduce the length of hospital stays for COVID-19 patients. Off-price retailer Big Lots (BIG) also contributed to returns. We expect consumers to be cost-conscious and focused on “bargain hunting” in this economic environment, and discount retailers like Big Lots have benefitted from this trend. In the financial sector, institutional financial services company Lazard (LAZ) contributed, and we exited after a strong run up in the share price in January.

Our top detractors were in the energy sector, as the impacts of a “once-a-century” pandemic were further complicated by the fiercest oil price war in several decades. Energy company Occidental Petroleum (OXY) was our top detractor. OXY took on significant debt when it bought Anadarko last year, making them less able to navigate an extended period of low oil prices. Depressed global oil prices led OXY to cuts its dividend for the first time in 30 years. Midstream company Energy Transfer (ET) also detracted, as concerns that a high distribution yield could cause the company to cut its payout weighed on the name; however, the distribution has been kept flat. Energy company Targa Resources (TRGP) also detracted as oil prices weighed heavily on its midstream operations.

[2]

High-yielding stocks are defined as those companies with market capitalizations over $4 billion, including master limited partnerships, that are in dividend deciles eight through ten. Dividend deciles are calculated by separating the dividend-paying stocks into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security’s yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

April 30, 2020 | Semi-Annual Report	2

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based, in large part, on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short-term). We seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 13 of our stocks declared dividend increases, with individual increases averaging 6.42% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured three special dividends during the semi-annual period.

We are enhancing the income in the portfolio through the sale of options. For the fiscal semi-annual period ended April 30, 2020, we sold calls on 100 positions. We bought seven to close the position, 43 expired worthless after we collected the premium, and we had 44 exercised. Six positions remained open as of April 30, 2020. Our option positions’ notional value represented approximately 13.9% of total assets as of the end of the period, below the 30% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of April 30, 2020, we have borrowed an amount equal to 19.5% of the managed assets of the Fund at an average interest rate during the six-month period of 0.9%. Considering that the underlying portfolio dividend3 yield is approximately 5.3 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to Shareholders for the first five months of the fiscal semi-annual period was $0.116 per share. The distribution for the final month of April was $0.040 per share. The change in distribution takes into account the current market environment, Miller/Howard’s outlook regarding the dividends and distributions of the companies in the Fund’s universe, and the projected proceeds from other investment activities. The impact of the COVID-19 pandemic has resulted in companies in the Fund’s investment universe temporarily suspending or reducing their dividends or distributions. Miller/Howard believes that this reduction in the monthly distribution provides the best opportunity to continue to deliver a high level of current income to our investors over the long term.

The Fund’s current indicated yield4 based on its closing price on the New York Stock Exchange on April 30, 2020 ($5.92) was 8.11%. The current indicated yield based on the Fund’s NAV per share ($6.80) was 7.06%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that, since inception, this distribution has been supported by income earned by the Fund. “Income earned” here means regular and special dividends (some of which are distributions from MLPs and REITs, which might be considered Return of Capital for tax

[3]	The underlying portfolio dividend yield includes common stock dividends/distributions, annualized, but does not include special dividends or options income.

[4]	The Fund’s yield is the current distribution rate, annualized, as a percentage of its market price and NAV, respectively.

3	Semi-Annual Report | April 30, 2020

and GAAP purposes) and option premiums. As discussed previously, the Fund collected three special dividends during the semi-annual period. With these special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

We are well aware that dividends are not guaranteed. Companies whose cash flow has disappeared are not going to have the funds to pay dividends (which should always be evidence of prosperity in any event), and we will see many reductions and cuts in the broad market, just like 2008–09 (1 out of 3 S&P 500 companies cut in 2008–09, though aggregate levels were restored by about 3 years out). Some companies will take action out of a feeling of prudence due to uncertainty, even if they can in fact afford to keep paying.

We’ve focused for decades on companies with reliable cash flows and strong balance sheets that can ride out a period of softness, and current times alert us to increase our vigilance even further. Of note, many of the dividend-oriented “products” or “indexes” that have arisen in recent years are driven by formulas relating to past dividends, but pay little heed to balance sheet strength or current conditions that may impact the dividend. In other words, those portfolios are carrying lots of securities that met the criteria in 2019, as of the last index rebalance, but may enter the ranks of nonpayers in 2020. Our efforts are dedicated to distinguishing our portfolio from those passive approaches and keeping the income high.

It is our philosophy that long-term investment success depends on reliable income, and for us, nothing has changed. We will always adapt to current circumstances when necessary, but our foundation remains the same: We continue to seek high current income. It’s not chasing after styles or sectors. It’s about being an investor in companies that share their prosperity with their investors and continue to share as life gets better.

We thank our Shareholders for their participation and continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

April 30, 2020 | Semi-Annual Report	4

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

5	Semi-Annual Report | April 30, 2020

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Composite 1500® Energy Index (“S&P 1500 Energy Index”) comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector.

One cannot invest directly in an index.

April 30, 2020 | Semi-Annual Report	6

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

April 30, 2020

(Unaudited)

7	Semi-Annual Report | April 30, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments

April 30, 2020

(Unaudited)

	Shares	Fair Value
Common Stock — 98.7%
Activities Related to Credit Intermediation — 2.7%
Western Union Co. (c)	180,000	$3,432,600
Bottled and Canned Soft Drinks and Carbonated Waters — 2.8%
Coca-Cola European Partners Plc (b)	90,000	3,567,600
Business Credit Institutions — 3.9%
Hercules Capital, Inc. (a)(c)	478,552	4,909,944
Clothing Stores — 0.7%
Nordstrom, Inc. (c)	45,000	845,100
Computer Peripheral Equipment — 3.0%
Cisco Systems, Inc.	90,000	3,814,200
Depository Credit Intermediation — 2.3%
KeyCorp (a)	250,000	2,912,500
Drugs and Druggists’ Sundries Merchant Wholesalers — 1.9%
Cardinal Health, Inc. (a)	50,000	2,474,000
Eating Places — 2.3%
Cracker Barrel Old Country Store, Inc.	29,675	2,890,345
Electric Power Generation, Transmission and Distribution — 2.1%
NiSource, Inc. (c)	105,000	2,636,550
Electric Services — 3.4%
CenterPoint Energy, Inc. (b)	257,150	4,379,265
Engines and Turbines — 3.2%
Cummins, Inc.	25,000	4,087,500
Fruit and Vegetable Preserving and Specialty Food Manufacturing — 2.7%
Campbell Soup Co. (a)	70,000	3,498,600
Grocery Stores — 5.0%
The Kroger Co.	200,000	6,322,000
Machinery, Equipment, and Supplies Merchant Wholesalers — 2.8%
MSC Industrial Direct Co, Inc.	60,000	3,578,400
National Commercial Banks — 6.1%
Citigroup, Inc. (c)	160,000	7,769,600
Natural Gas Distribution — 3.0%
Enbridge, Inc. (b)	122,730	3,765,356
Natural Gas Transmission — 6.1%
Kinder Morgan, Inc. (b)	220,000	3,350,600
National Grid Plc ADR (a)(c)	77,314	4,527,508
		7,878,108
Petroleum and Coal Products Manufacturing — 3.8%
BP Plc ADR (a)	150,000	3,570,000
HollyFrontier Corp. (c)	37,600	1,242,304
		4,812,304

See accompanying Notes to Financial Statements | April 30, 2020 | Semi-Annual Report	8

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

April 30, 2020

(Unaudited)

	Shares	Fair Value
Petroleum Refining — 2.8%
Marathon Petroleum Corp.	12,867	$412,773
Total S.A. ADR (b)	89,000	3,128,350
		3,541,123
Pharmaceutical Preparations — 1.9%
AbbVie, Inc.	30,000	2,466,000
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers — 1.6%
LyondellBasell Industries N.V. (Netherlands)	35,000	2,028,250
Radiotelephone Communications — 1.9%
Vodafone Group Plc ADR (a)	171,132	2,419,806
Security Brokers, Dealers, and Flotation Companies — 1.8%
Virtu Financial, Inc. (c)	100,000	2,337,000
Semiconductors & Related Devices — 12.2%
Broadcom, Inc. (a)	21,500	5,839,830
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (a)	100,000	5,313,000
Texas Instruments, Inc.	38,000	4,410,660
		15,563,490
State Commercial Banks — 4.1%
Citizens Financial Group, Inc. (a)	235,000	5,261,650
Telephone Communications (No Radiotelephone) — 11.2%
AT&T, Inc. (a)	191,977	5,849,539
BCE Inc. (Canada) (a)	150,000	6,066,000
Verizon Communications, Inc.	40,000	2,298,000
		14,213,539
Traveler Accommodation — 3.4%
Vail Resorts, Inc. (a)	25,000	4,275,000
Total Common Stock (Cost $143,443,583)		125,679,830

Master Limited Partnership — 13.7%
Fuel Dealers — 5.0%
Suburban Propane Partners, L.P. (a)	410,000	6,334,500
Investment Advice — 4.2%
AllianceBernstein Holding LP (a)	227,640	5,331,329
Natural Gas Transmission — 4.5%
MPLX LP	103,000	1,864,300
Shell Midstream Partners L.P.	260,068	3,820,399
		5,684,699
Total Master Limited Partnership (Cost $17,340,641)		17,350,528

Real Estate Investment Trusts (REITs) — 5.3%
Geo Group, Inc. (a)	211,227	2,678,358
Lamar Advertising Co. (b)	70,000	4,035,500
Total Real Estate Investment Trusts (REITs) (Cost $9,787,009)		6,713,858

9	Semi-Annual Report | April 30, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

April 30, 2020

(Unaudited)

	Shares	Fair Value
Short-Term Investments: 5.0%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 0.07% (d)	6,322,105	$6,322,105
Total Short-Term Investments (Cost $6,322,105)		6,322,105

Investments Purchased with Proceeds from Securities Lending: 16.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.48% (d)	21,177,713	21,177,713
Total Investments Purchased with Proceeds from Securities Lending (Cost $21,177,713)		21,177,713

Total Investments — 139.3% (cost $198,071,051)		177,244,034
Total Value of Options Written (Premiums received $354,356) — (0.3%)		(404,360)
Other Assets and Liabilities — (39.0)%		(49,599,402)
Total Net Assets Applicable to Common Stockholders — 100.0%		$127,240,272

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depository Receipt

(a)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Special Custody Account Agreement. As of April 30, 2020, the total value of securities pledged as collateral for the Special Custody Account Agreement was $61,452,986.

(b)	All or a portion of the security represents collateral for outstanding call or put option contracts written.

(c)	All or a portion of this security is on loan.

(d)	Rate indicated is the seven-day yield as of April 30, 2020.

As of April 30, 2020, options written and outstanding are as follows:

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
AbbVie, Inc.	May 2020	$88.00	300	$(2,466,000)	$(19,500)
Cisco Systems, Inc.	May 2020	45.00	600	(2,542,800)	(28,800)
Citigroup, Inc.	May 2020	49.00	1,000	(4,856,000)	(188,000)
Kroger Co/The	June 2020	36.00	1,000	(3,161,000)	(38,000)
Texas Instruments, Inc.	May 2020	119.00	380	(4,410,660)	(67,260)
Vail Resorts, Inc.	May 2020	175.00	200	(3,420,000)	(62,800)
					(404,360)
Total Value of Options Written (Premiums received $354,356)					$(404,360)

See accompanying Notes to Financial Statements | April 30, 2020 | Semi-Annual Report	10

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities

April 30, 2020

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Identified cost - $198,071,051)	$177,244,034
Receivable for investments sold	6,254,775
Dividends and interest receivable	398,499
Other assets	989,503
Total Assets	184,886,811

Liabilities:
Options written, at value (premiums received $354,356)	404,360
Loans payable	30,700,000
Payable for investments purchased	4,295,544
Payable for collateral on securities loaned	21,177,713
Payable to Adviser	117,627
Accrued administration expense	6,330
Accrued interest expense	92,689
Distribution payable to common stockholders	747,628
Other liabilities	104,648
Total Liabilities	57,646,539
Net Assets	$127,240,272

Net Assets consist of:
Paid-in capital	$256,376,851
Accumulated losses	(129,136,579)
Total Net Assets	$127,240,272
Shares at April 30, 2020	18,690,675
Net Asset Value Per Common Share Outstanding	$6.81

11	Semi-Annual Report | April 30, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations

For the Six Months Ended April 30, 2020

(Unaudited)

Investment Income:
Dividend income (net of $78,719 foreign withholding tax)	$5,155,780
Interest income	40,675
Securities lending income	169,578
Total Investment Income	5,366,033

Expenses:
Advisory fees	1,027,438
Interest expense	388,526
Professional fees	251,033
Amortization of Offering Costs	122,131
Administration fees	90,882
Trustees’ fees and expenses	52,205
Compliance fees	34,809
Shareholder reporting expenses	17,765
Registration and filing fees	17,208
Custodian fees and expenses	12,593
Transfer agent fees and expenses	11,168
Miscellaneous	25,398
Total Expenses	2,051,156
Net Investment Income	3,314,877

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(51,094,572)
Options	4,193,707
Net realized gain (loss)	(46,900,865)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,169,619)
Options	(375,024)
Foreign currency translations	—
Net change in unrealized appreciation (depreciation)	(15,544,643)
Net realized and unrealized gain (loss)	(62,445,508)
Net Increase (Decrease) in Net Assets resulting from Operations	$(59,130,631)

See accompanying Notes to Financial Statements | April 30, 2020 | Semi-Annual Report	12

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the six moths ended April 30, 2020 (Unaudited)	For the year ended October 31, 2019
Change in Net Assets:
From Operations:
Net investment income	$3,314,877	$7,122,923
Net realized gain (loss)	(46,900,865)	(8,891,184)
Net change in unrealized appreciation (depreciation)	(15,544,643)	15,450,749
Net increase (decrease) in net assets resulting from operations	(59,130,631)	13,682,488
Dividends and Distributions to Shareholders from:
Net investment income	(11,329,745)	(4,808,774)
Return of capital	—	(17,912,244)
Total dividends and distributions to shareholders	(11,329,745)	(22,721,018)
Capital Stock Transactions:
Proceeds from issuance of 955,186 and 2,713,146 common shares in connection with the at the market offering	10,764,937	30,778,000
Commissions and offering expenses associated with the issuance of common shares in connection with the at the market offering	(89,419)	(461,476)
Issuance of 11,677 and 26,566 common shares from reinvestment of distributions	120,148	288,458
Increase in net assets from Fund share transactions	10,795,666	30,604,982
Total increase (decrease) in net assets	(59,664,710)	21,566,452

Net Assets:
Beginning of year/period	186,904,982	165,338,530
End of year/period	$127,240,272	$186,904,982

13	Semi-Annual Report | April 30, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows

For the Six Months Ended April 30, 2020

(Unaudited)

Cash Flows from Operating Activites:
Net increase in net assets resulting from operations	$(59,130,631)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(369,630,738)
Net purchases and sales of short-term investments	387,487
Proceeds from sales of long-term investments	353,220,213
Proceeds from option transactions	7,376,620
Return of capital on distributions received	1,456,620
Increase in collateral for securities loaned	38,210,547
Increase in payable upon return of securities loaned	(38,210,547)
Net decrease in dividends and interest receivable and other assets	(7,242)
Net increase in accrued expenses and other liabilities	(97,575)
Net change in unrealized appreciation (depreciation) of investment securities	15,544,643
Net realized gain on investment securities	46,902,302
Cash used in operating activities	(3,978,301)

Cash Flows from Financing Activities:
Payments received from Fund share transactions	10,675,518
Decrease in other assets	4,512,380
Dividends paid	(11,209,597)
Cash provided by financing activities	3,978,301

Decrease in cash	(0)
Cash at beginning of period	—
Cash at end of period	$(0)

Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$388,526

See accompanying Notes to Financial Statements | April 30, 2020 | Semi-Annual Report	14

Miller/Howard High Income Equity Fund

Financial Highlights

	For the six months ended April 30, 2020 (Unaudited)		For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data (2)
Net asset value, beginning of year/period	$10.55		$11.03	$12.43	$12.16	$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.18		0.44	0.46	0.32	0.64	1.02
Net realized and unrealized gains (losses)	(3.32)		0.42	(0.49)	1.34	(1.66)	(4.35)
Total from investment operations	(3.14)		0.86	(0.03)	1.66	(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.62)		(0.29)	(0.44)	(0.44)	(0.47)	(1.01)
Return of capital	—		(1.10)	(0.95)	(0.95)	(0.92)	(0.15)
Total distributions to common stockholders	(0.62)		(1.39)	(1.39)	(1.39)	(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock	—		—	—	—	—	(0.04	)(3)
Premiums less commissions and offering costs on issuance of common stock	0.02	(4)	0.05 (4)	0.02 (4)	0.00 (4)	—	—
Total capital stock transactions	0.02		0.05	0.02	0.00	—	(0.04)
Net asset value, end of year/period	$6.81		$10.55	$11.03	$12.43	$12.16	$14.57
Per common share market value, end of period	$5.92		$11.79	$11.08	$13.18	$11.57	$13.32
Total investment return based on market value (5)	(45.94	)%(7)	20.99%	(5.57)%	26.83%	(2.26)%	(28.39	)%(7)
Total investment return based on net asset value (6)	(30.73	)%(7)	8.70%	(0.32)%	13.86%	(6.70)%	(18.39	)%(7)

15	Semi-Annual Report | April 30, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights (continued)

	For the six months ended April 30, 2020 (Unaudited)		For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year/period (000’s)	$127,240		$186,905	$165,339	$167,939	$163,229	$195,460
Ratio of expenses to average net assets	2.42	%(8)	2.51%	2.33%	2.28%	2.13%	1.84	%(8)
Ratio of net investment income to average net assets	3.91	%(8)	4.05%	3.90%	2.50%	5.04%	6.34	%(8)
Ratio of interest expense to average net assets	0.46	%(8)	0.64%	0.45%	0.41%	0.30%	0.13	%(8)
Borrowings outstanding (000’s)	$30,700		$37,500	$37,500	$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness (9)	$5,145		$5,984	$5,409	$5,478	$5,353	$6,212
Portfolio turnover rate	185	%(7)	166%	100%	96%	85%	46	%(7)

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.
(3)	Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.
(4)

Represents the premium on the at the market offering of $0.029, $0.076, $0.046 and $0.005 per share, respectively, less underwriting and offering costs of $0.005, $0.028, $0.027 and $0.001, respectively, per share for the six months ended April 30, 2020 and the years ended October 31, 2019, October 31, 2018 and October 31, 2017.

(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)

Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.
(8)	Annualized.
(9)

Asset coverage per $1,000 indebtedness is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

See accompanying Notes to Financial Statements | April 30, 2020 | Semi-Annual Report	16

Miller/Howard High Income Equity Fund

Notes to Financial Statements

April 30, 2020

(Unaudited)

1. Organization

Miller/Howard High Income Equity Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. (“Adviser”). The Fund commenced operations on November 24, 2014. The Fund’s stock is listed on the New York Stock Exchange under the symbol “HIE.”

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund’s Board of Trustees (“Board”) believes that under the current market conditions it is in the best interest of the Fund’s shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board’s trustees then in office.

The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

17	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

April 30, 2020 | Semi-Annual Report	18

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

19	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

As of April 30, 2020, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$125,679,830	$125,679,830	$—	$—
Master Limited Partnerships	17,350,528	17,350,528	—	—
Real Estate Investment Trusts	6,713,858	6,713,858	—	—
Short-Term Investment(b)	6,322,105	6,322,105	—	—
Investments Purchased as Securities Lending Collateral(c)	21,177,713	—	—	—
Total Investment in Securities	$177,244,034	$155,066,321	$—	$—
Liabilities
Written Options	$(404,360)	$(404,360)	$—	$—

(a)	All industry classifications are identified in the Schedule of Investments
(b)	Short-term investment is a sweep investment for cash balances in the Fund at April 30, 2020
(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 2 or Level 3 Securities during the year ended April 30, 2020.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

April 30, 2020 | Semi-Annual Report	20

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company

21	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

April 30, 2020 | Semi-Annual Report	22

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at April 30, 2020:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Value
Written equity options	Options written, at value	$404,360

The following table presents the effect of derivatives on the Statement of Operations for the period ended April 30, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$4,193,707	$375,024

The average notional value of written options for the Fund for the period ended April 30, 2020 was $37,630,814.

23	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

I. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3. Concentration of Risk

The Fund’s investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund’s average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies). The Adviser earned $1,027,438 in advisory fees for the period ended April 30, 2020.

U.S. Bank Global Fund Services serves as the Fund’s administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian.

One of the Fund’s Trustees is an employee of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

April 30, 2020 | Semi-Annual Report	24

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

The tax character of dividends paid to shareholders during the year ended October 31, 2019, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$4,808,774	$—	$17,912,244	$22,721,018

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among accumulated losses and paid-in capital. Accordingly, on October 31, 2019, accumulated losses were increased by $257,560 and paid-in capital was decreased by $257,560. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2019:

Cost of investments	$287,251,401
Unrealized appreciation	$10,642,868
Unrealized depreciation	(18,785,964)
Net unrealized appreciation (depreciation)	(8,143,096)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Other accumulated gain/(loss)	(50,605,387)
Total accumulated gain/(loss)	$(58,748,483)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $50,605,387 of unused net capital losses at October 31, 2019, which are treated as arising on the first day of the Fund’s next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

25	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

6. Investment Transactions

For the period ended April 30, 2020, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $373,186,290 and $364,698,436 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 18,690,675 shares outstanding at April 30, 2020. Transactions in common stock for the period ended April 30, 2020, were as follows:

Shares at October 31, 2019	17,723,812
Shares sold through at the market offering	955,186
Shares issued through dividend reinvestments	11,677
Shares at April 30, 2020	18,690,675

8. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement (“Agreement”) with Interactive Brokers LLC (“Interactive Brokers”). The following shows the key terms of this agreement:

Loan Amount	Interest Rate
$0-$100,000	Federal Funds Rate + 1.50%
$100,000.01-$1,000,000	Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000	Federal Funds Rate + 0.50%
$3,000,000.01+	Greater of 0.50% or Federal Funds Rate + 0.30%

The average principal balance and interest rate for the period ended April 30, 2020 were $36,279,218 and 1.57%, respectively. At April 30, 2020, the principal balance outstanding was $30,700,000 at an interest rate of 0.76%. The Fund may borrow up to an additional $19,300,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At April 30, 2020, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires

April 30, 2020 | Semi-Annual Report	26

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

April 30, 2020

(Unaudited)

that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of April 30, 2020, the value of securities on loan and payable for collateral due to broker were $19,950,849 and $21,177,713, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

27	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Additional Information

April 30, 2020

(Unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the six months ended April 30, 2020, the aggregate compensation paid by the Fund to the independent trustees was $51,000. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30 is available without charge by accessing this information on the SEC’s web site at www.sec.gov.

Availably of Quarterly Portfolio Holdings Schedule

The Fund files a complete schedules of portfolio holdings with the SEC for its first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Fund’s filings on Form N-PORT are available without charge, upon request on the SEC’s website (http://www.sec.gov) and by calling (845) 679-9166.

Prospectus and Statement of Additional Information (“SAI”)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC’s web site at www.sec.gov.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

April 30, 2020 | Semi-Annual Report	28

Miller/Howard High Income Equity Fund

Additional Information (continued)

April 30, 2020

(Unaudited)

Certifications

The Fund’s President submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Nasdaq symbol for the Net Asset Value per share is “XHIEX.” The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Automatic Dividend Reinvestment Plan (the “Fund’s Plan”)

Many of you have questions about the Fund’s Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund’s Plan and whose shares are held in “Street Name,” to consult your financial advisor about participating in the Fund’s Plan.

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund’s Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Fund’s Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund’s Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the “Plan agent”) in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund’s Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund’s Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund’s Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund’s Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a

29	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Additional Information (continued)

April 30, 2020

(Unaudited)

per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

April 30, 2020 | Semi-Annual Report	30

Miller/Howard High Income Equity Fund

Privacy Policy

(Unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund’s securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund’s shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to the Fund’s shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

31	Semi-Annual Report | April 30, 2020

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Catherine Johnston,
Secretary

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.

P.O. Box 549

Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, N.Y. 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/19-11/30/19	0	0	0	0
Month #2 12/01/19-12/31/19	0	0	0	0
Month #3 1/01/20-01/31/20	0	0	0	0
Month #4 02/01/20-02/28/20	0	0	0	0
Month #5 03/01/20-03/31/20	0	0	0	0
Month #6 04/01/20-04/30/20	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	7/6/20

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	7/6/20